Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Mid Cap Growth Fund

AMG TimesSquare Small Cap Growth Fund

Supplement dated July 24, 2026 to the Prospectus and Statement of Additional Information,

each dated May 1, 2026

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Mid Cap Growth Fund (the “Mid Cap Growth Fund”) and AMG TimesSquare Small Cap Growth Fund (the “Small Cap Growth Fund” and, together with the Mid Cap Growth Fund, each a “Fund” and collectively, the “Funds”), each a series of AMG Funds (the “Trust”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective July 1, 2026, Grant R. Babyak’s titles at TimesSquare Capital Management, LLC, the subadviser to the Funds (“TimesSquare”), changed from Chief Executive Officer, Partner and Portfolio Manager to Chairman, Partner and Portfolio Manager and all references in the Prospectus and SAI to Mr. Babyak’s titles at TimesSquare are hereby revised accordingly. Mr. Babyak will continue to serve as a portfolio manager of the Funds through June 30, 2028.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE